UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

LIFELOGGER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-186415	45-5523835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, FL 33410
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code 416-907-8976

SNAP ONLINE MARKETING INC.
225 Cedar Hill St., Suite 200, Marlborough, MA 01752
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This 8-K-A (Amendment No. 1) is being filed to correct a typographical error in the spelling of the Company’s new name Lifelogger Technologies, Corp..

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Snap Online Marketing, Inc.’s (the “Company”) plans to diversify its business through the development and commercialization of a lifelogging camera that involves the process of tracking and sharing personal data, the Company filed its amended and restated articles of incorporation with the Nevada Secretary of State with an effective date as of January 31, 2014, (the “Amended and Restated Articles”) to:

(1)	Change the Company’s corporate name from SNAP ONLINE MARKETING Inc. to LIFELOGGER TECHNOLOGIES CORP.;

(2)	Increase the number of authorized shares of common stock, $0.001 par value from 75,000,000 to 120,000,000;

(3)	Create a class of preferred stock consisting of 5,000,000 shares, the designations and attributes of which are left for future determination by our board of directors;

(4)	A 10 for 1 stock split of the Company issued and outstanding common stock;

(5)	Provide that the provisions of Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive, are not applicable to the Company; and

(6)	Include indemnification provisions.

The Amended and Restated Articles do not make any material changes to the Company’s existing Articles of Incorporation, other than incorporating the amendments described above.

These actions were approved by the Company’s board of directors on January 2, 2014, and the holders of a majority of its common stock approved these actions by written consent in lieu of a special meeting on January 2, 2014 (the “Written Consent ”) in accordance with the relevant sections of the Nevada Revised Statutes. The Financial Information Regulatory Association, Inc. (“FINRA”) confirmed receipt of the necessary documentation regarding the Amended and Restated Articles and the Company’s symbol changes discussed below and their effectiveness.

There will be no mandatory exchange of stock certificates. Following the name change, the share certificates which reflect the Company’s prior name will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old share certificates are tendered for exchange or transfer to the Company’s transfer agent, Island Stock Transfer Company.

Item 8.01 Other Events.

The Company’s CUSIP number and trading symbol for its common stock which trades on the OTCQB Tier of the OTC Markets, Inc. will change as a result of the name change. The new CUSIP number will be 53224Q101. The Company plans to change its trading symbol upon approval from FINRA.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.3	Amended and Restated Articles of Incorporation as filed with the Secretary of State of Nevada (Incorporated by reference to Exhibit No. 3.3 filed with the Company’s Form 8-K with the Commission on February 4, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOGGER TECHNOLOGIES CORP.

Date: February 10, 2014	By:	/s/ Stewart Garner
Stewart Garner, Chief Executive Officer